Corporate Overview Exhibit 99.1

Page 2 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
Safe Harbor for Forward-Looking Statements
This presentation and today’s discussions may contain forward-looking statements. These statements represent SumTotal
Systems’ expectations or beliefs concerning its preliminary results and future events, and include statements, among others, regarding its preliminary financial results for fiscal year 2005; financial guidance regarding revenue, profitability, backlog, expenses, continued growth in deferred revenue balance and pipeline; the potential benefits of the acquisition of Pathlore, including ability to reach revenue scale and profitability and to drive innovation and customer satisfaction; the company’s ability to retain and attract key employees, especially in light of recent changes in executive management; the company’s competitive position, including its market share and leadership position; the company’s ability to execute; and the company’s product leadership. These statements are not historical facts or guarantees of future performance or events; are based on current expectations, estimates, beliefs, assumptions, goals and objectives; and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed or implied by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements. Additional factors that could cause actual results to differ include, but are not limited to, (i) completion of the year end audit by the company’s independent auditors which may result in adjustments to the company’s financial results, including adjustments related to the acquisition accounting of SumTotal
Systems’ acquisition of Pathlore Software Corporation and the impact of a potential settlement in the IpLearn, LLC v.
SumTotal Systems, Inc., if any; (ii) failure to remediate the deficiencies and weaknesses identified in our Annual Report on
Form 10-K for fiscal year 2004 or to comply with Section 404 of the Sarbanes-Oxley Act of 2002 in a timely fashion, or at all, thereby causing a delay in the filing of our Form 10-K, or not being able to file at all; (iii) failure to comply with the covenants in the Company’s credit facility that could result in a default, thereby causing a foreclosure or sale of our assets; (iv) intense competition in the marketplace causing, among other things, pricing pressure; (v) failure to fully realize the anticipated benefits of the acquisition of Pathlore, to successfully integrate the Pathlore business, to maintain and grow the Pathlore customer base and to fully realize potential synergies; (vi) failure to maintain or increase quarterly bookings or revenue;
(vii) increase in litigation related costs, potential adverse judgments or potential injunctions enjoining the shipment of the company’s products; (viii) the ability to attract and retain highly qualified employees, and the risk of losing employees, especially given the resignation of the company’s president and the recent hire of a regular full-time CEO; (ix) inability to fix in a timely fashion unanticipated bugs, errors or defects that materially impact the functionality or usability of our product line, or unanticipated problems in customer upgrades to the new product line; (x) other market conditions that include risks and uncertainties such as risks associated with financial, economic, political, terrorist activity and other uncertainties; and
(xi) other events and other important factors disclosed previously and from time to time in SumTotal Systems’ filings with the
Securities and Exchange Commission, including the company’s Quarterly Report on Form 10-Q filed on November 9, 2005, and Form 8-Ks. SumTotal Systems assumes no obligation to update the information in this press release or in the accompanying conference call.

Page 3 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
Investment Highlights
Strong, growing market in learning and talent management
SumTotal is well-positioned as leader – largest company
Solid execution on bottom-line results
Current profile: $100M revenue, $10M earnings
Current Enterprise Value: < 1x revenue, < 10x projected earnings
Significant growth opportunities
Customer base
New markets/channels
Adjacent talent management markets
Summary

Page 4 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
Environmental Factors Driving Opportunity
Business results, not training – Mission
Critical
Baby Boom retiring – Turnover rates
Interlinked “ecosystems” of suppliers,
producers and customers
Globalization – Workforce distribution
Shorter product lifecycles
Increased focus on compliance
Issues and trends facing the G2000...
Increase organizational
productivity and effectiveness
through more strategic
management of talent and
performance across the entire
value chain
…require solutions with a
common theme

Page 5 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
Market Growth
$0.0
$0.1
$0.2
$0.3
$0.4
$0.5
$0.6
$0.7
$0.8
$0.9
$1.0
2005 2006 2007 2008
Source:  IDC; Yankee Group
$ Billion
CAGR 18%
CAGR 17%
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
$2.00
$2.20
2005 2006 2007 2008
$ Billion
LMS Market Talent Management
(including Recruiting, Performance,
Learning and Incentive Management)

THE WALL STREET JOURNAL.
ONLINE

February 17, 2005

MARKETS

Citigroup Works on Its Reputation

By MITCHELL PACELLE
Staff Reporter of THE WALL STREET JOURNAL
February 17, 2005; Page C3

NEW YORK -- **Citigroup** Inc. Chief Executive Charles Prince unveiled to employees a "five-point pl company's ethics, formalizing initiatives he has been discussing since last fall.

In an interview yesterday, Mr. Prince said the plan, which emphasizes staff training and fortified interna need for the world's largest financial services firm to better balance its "delivering the numbers" culture attention to reputation.

"We need to change the way we do business," he said. "But we don't want to throw away our perform

Mr. Prince has been trying to move Citigroup beyond past regulatory scandals and bond trading in Europe have put ethics concerns back on the front burner.
a note introducing the plan to Citigroup employees Tuesday but observed that commodity -- the trust of our clients, the patience of our employees, and the fu

Financial regulators in several European countries and prosecutors in Germany
August by Citigroup traders in London. Dubbed "Dr. Evil" in one internal comm movies -- the trading strategy roiled the market for European government bond
"regret" over the trading, while asserting that it believes it didn't violate any rules

The five-point plan, laid out in a four-page document posted on an internal em employees they could expect to see over the next 12 to 18 months.

Charles Prince

All managers will be required to participate in beefed-up training programs, and all employees will hav

1998
2000
2002
2005

SumTotal

Page 6 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
Mission Critical
CEO’s “5 Point Ethics
Program” for 350,000
employees worldwide
“#2 Most Used
Application (behind
email)” - CTO
Most active website
within the company; 60
million page hits per year
NCR
University

Page 7 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
Investment Highlights
Strong, growing market in learning and talent management
SumTotal is well-positioned as leader – largest company
Solid execution on bottom-line results
Current profile: $100M revenue, $10M earnings
Current Enterprise Value: < 1x revenue, < 10x projected earnings
Significant growth opportunities
Customer base
New markets/channels
Adjacent talent management markets
Summary

Page 8 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
SumTotal Background
Leader in emerging mission critical space
The largest provider of learning and business performance technologies and services
NASDAQ: SUMT
Formed by merger of Docent (DCNT) and Click2learn (CLKS) in March, 2004
Acquisition of Pathlore Software in October 2005
Global Company
Headquarters in Mountain View, California
U.S. offices in Seattle, Chicago, Columbus and Rochester
International offices in Australia, France, Germany, Hong Kong, India, Japan,
Singapore and the United Kingdom
630 employees
Financial leader
Profitable on a pro forma basis
$100+ million annual revenue run rate
Cash flow positive

Page 9 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
What We Do
SumTotal Systems Incorporated provides an application platform & associated services that help organizations manage and deploy mission-critical information, skills, and knowledge across all business processes
Essentially, the “operating and ERP system” for learning and performance
The SumTotal Enterprise Suite is an integrated suite of eight business performance management applications delivering end-to-end capabilities that improve employee proficiency, extended enterprise productivity and bottom-line results for the organization
TotalLMS™ complete learning management
TotalLCMS™ content management and creation
TotalVCS™ live training
TotalDashboard™ predictive analytics application
TotalPerformance™ performance management application
TotalAccess™ offline/mobile learning application
TotalInformation™ info management application
TotalCollaboration™ collaboration portal

SUMT
Saba
Plateau
Oracle
GeoL
SAP
Learn.co
KnowPl
Meridian
TEDS
Vuept
WBT
Cornerst
Gen21
Geomtrx
NetDimen
RISC
Others

SumTotal

Page 10 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
LMS Market Share by Total Revenue
0%
5%
10%
15%
20%
SumTotal market
share is ~45%
greater than the
#2 player and
nearly 3 times the
#3 player
Source:  Bersin & Associates,
Learning Management Systems 2006

Harley-Davidson Motor Cycles	Fidelity Investments	vodafone	centrica	gsk GlaxoSmithKline	ebaY
	MOTOROLA intelligence everywhere	LEHMAN BROTHERS	Microsoft	Shell	Wyeth	Carrefour
	Owens Corning	WACHOVIA	symantec.	HALLIBURTON	Pfizer	Albertsons
	The Gillette Company	citigroup	cingular WIRELESS What do you have to say?	Northeast Utilities System	Lilly	LOWE'S Improving Home Improvement
	Schwan's	Aetna	BT	bp	Johnson & Johnson	COSTCO

SumTotal

Page 11 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
Our Customers
Retail
Manufacturing
Financial
Services
High Tech &
Telco
Energy &
Resources
Life Sciences
Compliance
&
Certification
Product
Launch &
Sales
Effectiveness
New Sales
Hire
Customer &
Channel
Education
Corporate
University

Page 12 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
Magic Quadrant for Learning Management Systems, 2005
Challengers Leaders
Ability
To
Execute
Completeness of Vision
Niche Players Visionaries Source:
Gartner (October 2005)
Open Text
Siebel Systems
Learn.com
SAP
Outstart
Cornerstone OnDemand
Meridian KSI
Vuepoint
Intellinex
Oracle
IBM
WBT Systems
Pathlore Software
Saba
Plateau Systems
SumTotal Systems

Page 13 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
SumTotal Differentiators
Industry’s innovation leader
Created industry’s first web-based Learning Management System (LMS),
Learning Content Management System (LCMS) and Suite
Invented several industry concepts & terms (i.e. “domains”)
Leading architecture and functionality
Largest and most stable company – Customer Support
~45% larger than next nearest competitor
1500 enterprise customers / peer group
60% of Fortune 100
17 million users worldwide
Broad vision for market beyond Talent Management
Oriented around Business Results
Key applications for extended enterprise and management dashboards

Page 14 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
Investment Highlights
Strong, growing market in learning and talent management
SumTotal is well-positioned as leader – largest company
Solid execution on bottom-line results
Current profile: $100M revenue, $10M earnings
Current Enterprise Value: < 1x revenue, < 10x projected earnings
Significant growth opportunities
Customer base
New markets/channels
Adjacent talent management markets
Summary

Page 15 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
Annual Revenue Trend (Non-GAAP Basis)
$58.0
$65.6
$78.4
$100.0
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
$90.0
$100.0
2003 2004 2005 2006E
$ Millions
CAGR = 20%

Page 16 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
Quarterly Revenue Trend (Non-GAAP Basis)
$13.8
$17.0
$16.1
$15.9
$16.2
$18.4
$19.5
$26.9
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
Q1 Q2 Q3 Q4
2004
2005
$ Millions

Page 17 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
Quarterly Net Income (Non-GAAP Basis)
($6.4)
($1.0)
($0.5)
($2.7)
$0.1
$0.9
$0.2
$2.5
($7.0)
($6.0)
($5.0)
($4.0)
($3.0)
($2.0)
($1.0)
$0.0
$1.0
$2.0
$3.0
Q1 Q2 Q3 Q4
2004
2005
$ Millions

Page 18 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
Non-GAAP Financial Model
45%+ 40%+
Recurring Revenue as %
- Hosting
- Maintenance
- Term Licenses
2006 Quarterly Model
(at $100M Annual Revenue Run Rate
)
2005 Quarterly Average
$0.1
$0.3
$13.3
$13.6
$19.6
< 1%
1%
68%
69%
100%
8% $2.1
Net Income
10% $2.5
Operating Income
60% $15.0
Operating Expenses
70% $17.5
Gross Margin
100% $25.0
Revenue

Page 19 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
Balance Sheet/Cash Flow
--- ($18.0)
Debt
$0.1 $1.5
Net Cash from Operating Activities **
($15.1) ($26.9)
Deferred Revenue
86 84
Days Sales Outstanding*
$18.5 $25.2
Receivables
$34.7 $19.1
Cash & Short Term Investments
December 31,
2004
December 31,
2005
*  Based on Non-GAAP Revenue
** 2005 figure is preliminary

Page 20 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
Investment Highlights
Strong, growing market in learning and talent management
SumTotal is well-positioned as leader – largest company
Solid execution on bottom-line results
Current profile: $100M revenue, $10M earnings
Current Enterprise Value: < 1x revenue, < 10x projected earnings
Significant growth opportunities
Customer base
New markets/channels
Adjacent talent management markets
Summary

Page 21 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
Broad Reach Has Created a Unique Customer Asset
Licensed Users
Licensed Users
(millions)
(millions)
Source: Company Press  Releases; Company Analysis
0
2
4
6
8
10
12
14
16
18
SUMT SABA SAS SEBL Sales
Force.com

accenture

Hewitt

ACS

Raytheon
Raytheon Professional Services LLC

EDS
ExcellerateHRO
The HRO business of EDS & Towers Perrin

BT

hp

NEC

IBM

webex

Microsoft

interwise

SUCCESS FACTORS
Workforce performance management

HARVARD BUSINESS SCHOOL PUBLISHING

SkillSoft
THE E-LEARNING SOLUTIONS COMPANY

THOMSON NETg

TRINITY WORKPLACE LEARNING

SumTotal

Page 22 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL Industry Leading Alliances and Channels Human Resource Outsourcing Systems Integrators Technology Content

Content Management
Knowledge Management
20%
25%
17%
12%

SumTotal

Page 23 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
Integration and Data Platform
Competency Management
Unique Platform for Growth in Talent Management
Recruitment
Management
($660M)
Performance
Management
($180M)
Learning
Management
($545M)
Compensation
Management
($290M)
Sources: Yankee Group, Gartner Group
2005 Market Size and 3 Year CAGR
Web Services / Portal / Reporting and Analytics

Page 24 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
Investment Highlights
Strong, growing market in learning and talent management
SumTotal is well-positioned as leader – largest company
Solid execution on bottom-line results
Current profile: $100M revenue, $10M earnings
Current Enterprise Value: < 1x revenue, < 10x projected earnings
Significant growth opportunities
Customer base
New markets/channels
Adjacent talent management markets
Summary

Page 25 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
2006 Focus - Execution
Deliver Financial Excellence
Revenue growth
Profits
Operating cash flow
Deliver Operational Excellence
High Customer Satisfaction
Continued sales and migration to SumTotal Enterprise Suite 7.1
Successful build and launch of next product release
Expand Business Scope to Adjacent Markets Within Talent Management
Via acquisition
Via internal creation of industry-leading products
Create Significant Shareholder Value

Page 26 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL
Investment Highlights
Strong, growing market in learning and talent management
SumTotal is well-positioned as leader – largest company
Solid execution on bottom-line results
Current profile: $100M revenue, $10M earnings
Current Enterprise Value: < 1x revenue, < 10x projected earnings
Significant growth opportunities
Customer base
New markets/channels
Adjacent talent management markets

Page 27 - March 9, 2006– PROPRIETARY AND CONFIDENTIAL Neil Laird CFO SumTotal Systems, Inc. 650-934-9525 nlaird@sumtotalsystems.com Further Questions